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Exhibit 23(b)


Letterhead of PricewaterhouseCoopers LLP


                                                PricewaterhouseCoopers LLP
                                                1177 Avenue of the Americas
                                                New York  NY  10036
                                                Telephone  (646) 471-4000
                                                Facsimile  (646) 471-4100




                CONSENT OF INDEPENDENT AUDITORS
                -------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2001, relating to the financial statements and financial statement schedules of Ohio Casualty Corporation, which appears in Ohio Casualty Corporation's Annual Report on Form 10-K.



/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


New York, New York
May 15, 2002